INDEX TO EXHIBITS

                SEQUENTIALLY
                NUMBERED
EXHIBIT NO.     DESCRIPTION                                           Pages

3.1       (6)   Certificate of Incorporation.

3.2       (8)   Certificate of Amendment of Certificate of
                Incorporation of Maxtor Corporation, dated
                December 23, 1987.

3.3       (8)   By-Laws as amended July 21, 1987.

3.4             Amended and Restated By-Laws of Maxtor Corporation,
                A Delaware Corporation, effective February 3, 1994   34-45

3.5             Restated Certificate of Incorporation of Maxtor
                Corporation effective February 3, 1994               46-58

4.1       (3)   Form of Certificate of Shares of Registrant's Common
                Stock

4.2       (7)   Maxtor Corporation Rights Plan.

10.1      (1)   Omnilease Corporation Master Lease Agreement
                No. 300362, dated as of January 14, 1983 and addenda thereof.

10.2      (1)   Lease Agreement between Orchard Investment Company
                No. 801, formerly Nelo, a California general partnership and Registrant, dated March 23, 1984.

10.3      (1)   Lease Commitment between Walter E. Heller & Company
                and Registrant, dated as of March 11, 1985.

10.4      (1)   Stock Purchase Agreement between Steven P. Kitrosser
                and Registrant, dated May 21, 1985.

10.5      (1)   Stock Purchase Agreement between James McCoy and
                Registrant, dated May 21, 1985.

10.6      (1)   Equipment Lease Agreement between Pacific Western
                formerly Pacific Valley) Bank and Registrant, dated
                June 26, 1985.

10.7      (1)   Continuing Guaranty between Maxtor Singapore Limited
                and Bank of America N.T. & S.A., dated July 27, 1985.

10.8      (9)   Lease Agreement between John Arrillaga, Separate
                Property Trust, Richard T. Perry, Separate Property
                Trust and Registrant, dated August 27, 1986.

10.9      (3)   Marketing and Distribution Agreement between Ricoh
                Company, Ltd. and Registrant, dated October 14, 1986.

10.10     (3)   Land Lease Agreement between Housing and Development
                Board, Singapore and Maxtor Singapore Limited, dated
                December 22, 1986.

10.11     (3)   Indenture dated February 16, 1987.

10.12     (8)   Stock Bonus Plan and Cash Bonus Plan between Storage
                Dimensions, Inc. and Registrant dated June 15, 1987.

10.13     (8)   Merger Agreement between MAXSUB II, Inc., and Storage
                Dimensions, Inc. dated October 26, 1987.

10.14     (3)   1986 Outside Directors' Stock Option Plan.

10.15     (3)   Commitment from Union Bank to Registrant regarding
                letters of credit for the benefit of the officers and directors of the Registrant.

10.16     (4)   Agreement and Plan of Reorganization.

10.17     (9)   Revised Equipment Lease Agreement between Capital
                Associates International, Inc. and Registrant, dated
                September 28, 1988.

10.18     (9)   Credit Agreement between Bank of America National
                Trust and Savings Association and Registrant, dated
                October 18, 1988.

10.19     (9)   Equipment Lease Agreement between Pitney Bowes
                Credit Corporation and Registrant, dated November 2,
                1988.

10.20     (9)   Equipment Lease Agreement between Concord Leasing
                (Asia) Pte Ltd. and Maxtor Singapore, Limited, dated
                November 16, 1988.

10.21     (9)   Lease Agreement between Maxtor Singapore, Limited and
                Jurong Town Corporation, dated November 16, 1988.

10.22     (9)   Lease Agreement between Greylands Business Park Phase
                II and Storage Dimensions, Inc., dated December 14,
                1988.

10.23     (8)   Stock Purchase Agreement among Registrant, Storage
                Dimensions, Inc., David A. Eeg, Gene E. Bowles, Jr.,
                David P. Williams and David Lance Robinson.

10.24     (8)   Fiscal 1988 Stock Option Plan.

10.25     (8)   Employee Stock Purchase Plan.

10.26     (8)   Dual Currency Loan Agreement between Maxtor
                Singapore Limited, Maxtor Delaware, Maxtor California and American Express Bank Limited.

10.27     (8)   Amended and Restated Fiscal 1985 Stock Option Plan,
                including the Immediately Exercisable Incentive Stock
                Option Agreement and the Immediately Exercisable
                Nonqualified Stock Option Agreement.

10.28     (9)   Loan Agreement between Probo Pacific Pte Ltd. and
                Maxtor Singapore Limited, dated March 20, 1989.

10.29     (9)   Loan Agreement between Concord Leasing (Asia) Pte, Ltd.
                and Maxtor Singapore Limited, dated April 14, 1989.

10.30    (10)   Product Discontinuance Agreement between Matsushita
                Communication Industrial Co., Ltd. (MCI) and
                Registrant, dated August 23, 1989.

10.31    (10)   Equipment Lease Agreement between Capital Associates
                International, Inc. and Registrant, dated October 17,
                1989.

10.32    (10)   Maxoptix Corporation 1989 Stock Option Plan.

10.33     (9)   Forms for Promissory Note and Amended and Restated
                Promissory Note.

10.34    (10)   Amended and Restated Credit Agreement between Bank
                of America National Trust and Savings Association and
                Registrant, dated January 31, 1990.

10.35    (10)   Amendment to Lease Agreement between Orchard
                Investment Company No. 801, formerly Nelo, a California general partnership and Registrant, dated February 15, 1990.

10.36    (10)   Sublease Agreement between RACAL-VADIC, a
                Division of Racal Data Communications, Inc.
                ("Sublessor") and Storage Dimensions, Inc.
                ("Sublessee"), dated February 16, 1990.

10.37    (10)   Collateral Sharing and Subordination Agreement between
                Registrant and Standard Chartered Bank, dated April 5,
                1990.

10.38    (10)   Loan and Security Agreement between Registrant and
                MiniScribe Corporation, dated April 5, 1990.

10.39    (11)   Agreement for the Sale and Purchase of Shares in
                Tratford Pte. Ltd. between the Registrant, MiniScribe
                Peripherals (Pte) Ltd. and certain Individuals, dated
                May 8, 1990.

10.40    (11)   Agreement for the Sale and Purchase of Shares in
                Silkmount Limited between MaxSub Corporation, Silkmount
                Limited and certain Individuals, dated May 18, 1990.

10.41    (11)   Assignment of Debt between Registrant, MiniScribe (Hong
                Kong) Limited and certain Individuals, dated May 18,
                1990.

10.42    (10)   Asset Purchase Agreement between Registrant, MiniScribe
                Corporation and Standard Chartered Bank, dated May 30,
                1990.

10.43    (14)   License Agreement with Rodime PLC, dated December 8,
                1987 assigned to Registrant on June 29, 1990.

10.44    (14)   Patent Cross License Agreement with IBM dated October
                1, 1984 assigned to Registrant effective June 30, 1990.

10.45    (14)   Lease Agreement between MiniScribe Corporation and 345
                Partnership dated June 6, 1990, assigned to the Registrant effective June 30, 1990.

10.46    (14)   Lease Agreement between Maxtor Colorado and Pratt
                Partnership (Lot 1A), dated July 5, 1990.

10.47    (14)   Lease Agreement between Maxtor Colorado and Pratt
                Partnership (Lot 1C), dated July 5, 1990.

10.48    (14)   Lease Agreement between Maxtor Colorado and Pratt
                Partnership (Lot 4), dated July 5, 1990.

10.49    (14)   Agreement for the Purchase of Land and Improvements
                between Registrant and Nixdorf, dated August 16, 1990.

10.50    (15)   Grant Agreement dated 25 October 1990 between the
                Industrial Development Authority, Maxtor Ireland
                Limited and Registrant.

10.51    (12)   Amendment of Agreement between Registrant, Maxtor
                Colorado, Maxtor California and Standard Chartered
                Bank, dated November 6, 1990.

10.52    (14)   Guarantee for Dastek between Registrant, Dastek and
                Silicon Valley Bank, dated November 30, 1990.

10.53    (10)   Judgement, William Lubliner vs. Maxtor Corporation,
                James M. McCoy, William J. Dobbin, B.J. Cassin, W.
                Charles Hazel and George M. Scalise.

10.54    (10)   Settlement Agreement, William Lubliner vs. Maxtor
                Corporation, et al.

10.55    (10)   Fiscal 1991 Profit Sharing Plan Document.

10.56    (10)   Board of Director Compensation Approved for fiscal
                1991.

10.57    (14)   Resignation Agreement and General Release of Claims
                between Alexander E. Malaccorto and the Registrant, dated January 11, 1991.

10.58    (14)   Employment Agreement between James M. McCoy and
                Registrant, dated January 17, 1991.

10.59    (14)   Resignation Agreement and General Release of Claims
                between James N. Miler and the Registrant, dated
                January 20, 1991.

10.60    (14)   Letter Agreement between George Scalise and the
                Registrant, dated February 22, 1991.

10.61    (14)   Resignation Agreement and General Release of Claims
                between Steven Strain and the Registrant, dated
                February 22, 1991.

10.62    (14)   Foothill Capital Credit Facility between Registrant,
                certain of its subsidiaries and Foothill Capital
                Corporation, dated April 22, 1981.

10.63    (14)   Employment Agreement between Laurence Hootnick and
                Registrant, dated May 3, 1991.

10.64    (14)   Employment Agreement between Roger Nordby and
                Registrant, dated May 7, 1991.

10.65    (14)   Employment Agreement between Thomas F. Burniece
                and the Registrant, dated May 12, 1991.

10.66    (15)   Amendment of the Registrant's Continuing Guarantee
                in favor of Foorhill Capital Corporation, dated July
                10, 1991.

10.67    (15)   Settlement, Resignation and General Release of Claims
                between Registrant and Taroon C. Kamdar, dated
                August 2, 1991.

10.68    (15)   Amendment of Registrant's Continuing Guarantee
                in favor of Foothill Capital Corporation, dated
                August 9, 1991.

10.69    (15)   Amendment No. 1 to Lease by and between
                John Arrillaga, Trustee, and Richard T. Peery,
                Trustee, and Registrant, dated August 23, 1991.

10.70   (15)    Amendment of Registrant's Continuing Guarantee
                in favor of Foothill Capital Corporation, dated
                September 20, 1991.

10.71    (13)   Amendment of Agreement between Registrant, Maxtor
                Colorado, Maxtor California and Standard Chartered
                Bank, dated December 27, 1990, and further amended
                July 26, 1991 and October 4, 1991.

10.72    (15)   Lease Agreement between Registrant and Devcon
                Associates 31, dated December 6, 1991.

10.73    (15)   Deed of Partial Discharge and Release between
                Barclays Bank PLC and Maxtor Singapore Limited, dated December 19, 1991.

10.74    (15)   Agreement for Purchase and Sale of Assets among
                Registrant, Read-Rite International, Read-Rite
                Corporation and Maxtor Singapore Limited, dated
                November 14, 1991, and amended December 20, 1991.

10.75    (15)   Asset Purchase Agreement among Registrant,
                Storage Dimensions, Inc. and USD Acquisition, Inc., dated December 27, 1991.

10.76    (15)   Resignation Agreement and General Release of Claims
                between Registrant and David S. Dury, dated January
                31, 1992.

10.77    (15)   Sublease between Registrant and Hauser Chemical
                Research, Inc., dated March 23, 1992.

10.78    (15)   First Amendment to Lease Agreement between
                PCA San Jose Associates and Registrant, dated
                March 25, 1992.

10.79    (15)   Asset Purchase Agreement among Registrant,
                Maxtor Singapore LTD., and Sequel, Inc., dated
                March 12, 1992, and amended March 25, 1992.

10.80     (5)   Fiscal 1992 Stock Option Plan.

10.81    (15)   Form of Indemnity Agreement between the
                Registrant and each of its directors and executive officers.

10.82    (15)   Maxtor/Sequel 8K/Panther Subcontract Manufacturing
                and Warranty Services Agreement, dated March 23, 1992.

10.83    (15)   Maxtor Corporation 1992 Employee Stock Purchase Plan.

10.84    (15)   Maxtor Corporation 1991 Employee Stock Purchase Plan.

10.85    (15)   Maxtor Corporation FY'93 Incentive Plan Summary.

10.86    (15)   Fiscal 1992 Profit Sharing Plan Document.

10.87    (17)   Security Agreement between Registrant and
                Chrysler Capital Corporation, dated
                April 14, 1992.

10.88    (17)   Subordination, Non-Disturbance, Estoppel and
                Attornment Agreement between Loma Mortgage
                USA, Inc. and Registrant, dated June 4, 1992

10.89    (17)   Office Lease between Cabot Associates and Registrant,
                dated July 23, 1992

10.90    (17)   Revolving Credit Agreement among Registrant,
                Barclays Bank PLC and The First National Bank of
                Boston, dated as of September 9, 1992

10.91    (17)   Security Agreement between Registrant and the CIT
                Group/Equipment Financing, Inc., dated
                September 18, 1992

10.92    (17)   Deed of Priorities among Maxtor (Hong Kong) Limited
                and Registrant and General Electric Capital
                Corporation, dated September 25, 1992

10.93    (17)   Lease among Dares Developments (Woking) Limited,
                Maxtor Europe Limited and Registrant, dated
                October 1992

10.94    (16)   Stock Purchase and Asset Acquisition Agreement
                among David A. Eeg, Gene E. Bowles, Jr., CP
                Acquisition, L.P. No. 4A, CP Acquisition, L.P. No. 4B,
                Capital Partners, Inc., FGS, Inc., Registrant,
                Storage Dimensions, Inc. and SDI Acquisition
                Corporation, dated December 4, 1992

10.95    (17)   Loan and Security Agreement between Registrant and
                Household Bank, f.s.b., dated December 11, 1992

10.96    (17)   Global Master Rental Agreement between Comdisco, Inc.
                and Registrant, dated December 16, 1992

10.97    (17)   Amendment No. 1 to Lease between Devcon
                Associates 31 and Registrant, dated December 21, 1992

10.98    (17)   Continuing Guaranty among Maxtor Peripherals (S)
                Pte., Ltd., Barclays Bank PLC and Registrant, dated
                January 26, 1993

10.99    (17)   Amendment No. 2 to Lease between Devcon
                Associates 31 and Registrant, dated February 1, 1993

10.100   (17)   Instrument of Resignation, Appointment and
                Acceptance among Registrant, The First National
                Bank of Boston and Bank of America National
                Trust and Savings, dated as of March 22, 1993

10.101   (17)   Waiver and First Amendment to Credit Agreement
                among Registrant, Barclays Bank PLC and the First
                National Bank of Boston, dated as of April 16, 1993

10.102   (17)   Waiver and First Amendment to Continuing Guaranty
                Among Registrant, Barclays Bank PLC and the Lenders dated as of April 19, 1993

10.103   (17)   Security Agreement between Registrant and Barclays
                Bank PLC, dated April 16, 1993

10.104   (17)   Lease Agreement between Registrant and Pratt
                Partnership, dated April 30, 1993

10.105   (17)   Agreement for Stock Transfer Services between
                Registrant and The First National Bank of
                Boston, dated May 6, 1993

10.106   (17)   Maxtor Corporation CY93 Profit Sharing Plan

10.107   (17)   Maxtor Corporation Management Incentive Plan for CY93

10.108   (18)   Production Agreement between International
                Business Machines Corporation and Registrant, dated July 27, 1993 (with certain information deleted and indicated by blackout text)

10.109   (19)   Letter of intent between Registrant and Hyundai
                Electronics Industries Co., Ltd., dated
                August 18, 1993.

10.110   (20)   Financing Agreement between Registrant and
                The CIT Group/Business Credit, Inc., dated
                September 16, 1993

10.111          Form Letter Agreement between Registrant and all
                of its named executive officers, except Laurence
                Hootnick, dated November 17, 1993                    59-62

10.112          Waiver to Financing Agreement among Registrant
                and The CIT Group/Business Credit, Inc.,
                dated January 12, 1994                               63-65

10.113          Stock Purchase Agreement between Registrant
                and Hyundai Electronics Industries Co., Ltd.,
                Hyundai Heavy Industries Co., Ltd., Hyundai
                Corporation, and Hyundai Merchant Marine Co., Ltd.,
                dated September 10, 1993                             66-110

11.1            Computation of Net Income (Loss) Per Share          111-112

(1) Incorporated by reference to exhibits to Registration Statement No. 2-98568 effective August 7, 1985.
(2) Incorporated by reference to exhibits to Registration Statement No. 33-4092 effective April 2, 1986.
(3) Incorporated by reference to exhibits to Registration Statement No. 33-12123 effective February 26, 1987.
(4) Incorporated by reference to exhibits to Registration Statement No. 33-12768 effective April 23, 1987.
(5) Incorporated by reference to exhibits to Registration Statement No. 33-43172 effective October 7, 1992.
(6) Incorporated by reference to exhibits to Registration Statement No. 33-8607 effective September 10, 1986.
(7) Incorporated by reference to exhibits to report on Form 8-K effective February 8, 1988.
(8) Incorporated by reference to exhibits to Annual Report on Form 10-K effective June 24, 1988.
(9) Incorporated by reference to exhibits to Annual Report on Form 10-K effective June 24, 1989.
(10) Incorporated by reference to exhibits to Annual Report on Form 10-K effective June 1, 1990.
(11)            Incorporated by reference to exhibits of Form 8-K filed
                July 13, 1990.
(12)            Incorporated by reference to exhibits of Form 8 filed
                November 13, 1990.
(13)            Incorporated by reference to exhibits of Form 8 filed
                January 8, 1991.
(14) Incorporated by reference to exhibits to Annual Report on Form 10-K effective July 15, 1991.
(15) Incorporated by reference to exhibits to Annual Report on Form 10-K effective June 25, 1992.
(16)            Incorporated by reference to exhibits of Form 8-K filed
                January 8, 1993.
(17) Incorporated by reference to exhibits to Annual Report on Form 10-K effective May 27, 1993.
(18) Incorporated by reference to exhibits of Form 10-Q filed August 10, 1993.
(19) Incorporated by reference to exhibits of Form 8-Q filed August 19, 1993.
(20)            Incorporated by reference to exhibits of Form 10-Q filed
                November 8, 1993